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MTB INTERMEDIATE-TERM BOND FUND

Summary Prospectus March 23, 2010

Class/Ticker    C MIBCX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated March 23, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.mtbfunds.com, email a request to mtbfunds@mtbia.com or call 1-800-836-2211, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

Investment Goal

The Fund’s investment goal is to provide current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class C Shares.

Shareholder Fees (Fees paid directly from your investment)

Class C
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions)	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

Class C
Management Fee	0.70%
Distribution and Service (12b-1) Fees	1.00%
Other Expenses	0.40%
Total Annual Fund Operating Expenses	2.10%

Example

This Example is intended to help you compare the cost of investing in the Fund’s Class C Shares with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund’s Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class C Shares remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Expenses assuming redemption	$313	$658	$1,129	$2,432
Expenses assuming no redemption	$213	$658	$1,129	$2,432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment goal by investing primarily in U.S. investment grade corporate and government fixed income securities, including mortgage and asset backed securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in fixed income securities. The Fund’s Advisor will select investment grade fixed income securities and unrated securities determined to be of comparable quality, but also may invest up to 15% of the Fund’s total assets in lower-rated debt securities (junk bonds). The Fund normally invests in securities with intermediate maturities, and the Fund seeks to maintain a dollar-weighted average maturity of three to ten years. However, the Fund has no maturity restrictions on individual issues, and the dollar-weighted average maturity of the Fund’s investments will vary depending on market conditions.

In selecting securities for the Fund, the Advisor considers a security’s current yield, credit quality, capital appreciation potential, maturity and yield to maturity. The Advisor will monitor changing economic conditions and trends, including interest rates, and may sell securities in anticipation of an increase in interest rates or purchase securities in anticipation of a decrease in interest rates.

Principal Risks of Investing in the Fund

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:

•	Interest Rate Risk. Prices of fixed income securities generally fall when interest rates rise.

•

Credit Risk. There is a possibility that issuers of securities in which the Fund invests may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.

•	Call Risk. Issuers of securities may redeem the securities prior to maturity at a price below their current market value.

•

Prepayment Risk. With respect to mortgage-backed securities, when homeowners prepay the mortgages underlying the mortgage-backed securities in response to lower interest rates, the mortgage-backed securities may be prepaid. In that case the Fund may be required to reinvest the proceeds at the lower interest rates. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed income securities.

•	Risks Associated with Non-Investment Grade Securities. Securities rated below investment grade generally entail greater interest rate and credit risks than investment grade securities.

•	Active Trading Risk. The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and increase the amount of taxes that you pay.

Performance Information

The bar chart and table immediately following show the variability of the Fund’s returns and are meant to provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year, with respect to its Class A shares because the Class C shares were not available during the relevant time period. Sales charges are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown. The table illustrates how annualized one year, five year and ten year returns, both before and after taxes, compare with those of a broad measure of market performance (Barclays Capital Intermediate Government/Credit Bond Index (BCIGC). The table also shows how the Fund’s returns, with respect to its Class A shares, compare with the Lipper Short-Intermediate Investment Grade Debt Funds Average, which is a composite of mutual funds, designated by Lipper, Inc. with goals similar to the Fund’s goals. Updated performance information for the Fund can be obtained by visiting mtbfunds.com. The Fund’s performance is not an indication of future results.

The after-tax returns presented in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. If the Fund were to have a negative pre-tax return, this would translate into a higher after tax return because this calculation assumes that an investor received a tax deduction for the loss incurred on the sale.

Risk/Return Bar Chart

(For the calendar periods ended December 31, 2009)

The total returns for the Fund’s Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

	1 Year	5 Years	Start of Performance (August 18, 2003)
Class A Shares(1)
Return Before Taxes	5.37%	4.07%	4.04%
Return After Taxes on Distributions	3.70%	2.57%	2.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.41%	2.57%	2.56%
BCIGC (The Index does not reflect a deduction for fees, expenses or taxes.)	5.24%	4.66%	4.56%
Lipper Short-Intermediate Investment Grade Debt Funds Average	11.84%	3.70%	26.23%

(1)	The Class A shares of the Fund would have substantially similar annual returns as the Class C shares because the shares are invested in the same portfolio securities. Returns for the Class C shares and Class A shares will differ to the extent that the classes will have different expenses, and returns for the Class C shares would be expected to be lower than the returns of the Class A shares to the extent that the Class C shares have higher expenses than the Class A shares.

Past performance (before and after taxes) is no guarantee of future results.

Management of the Fund

Investment Advisor

MTB Investment Advisors, Inc. (MTBIA or Advisor)

Portfolio Manager	Title	Service Date
Wilmer C. Stith III, CFA	Vice President	1996

Purchase and Sale of Fund Shares

Requests to purchase or redeem Fund Shares are processed on each day that the NYSE is open for business. You may purchase or redeem Shares by contacting the Fund at 1-800-836-2211. If you invest through a financial intermediary, please contact that intermediary regarding purchase and redemption procedures. All investments are subject to the approval of the Advisor.

Minimum Initial Investment Amount:	$500
Minimum Subsequent Investment Amount:	$25
Minimum Balance:	$250

Tax Information

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Additional Payments to Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (such as the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.